Exhibit 99.1
D.A. Davidson
11th Annual Engineering &
Construction Conference
September 11, 2012

Forward-Looking Statements and Non-GAAP
Information
Forward-Looking Statements and Non-GAAP
Information
 This presentation contains “forward-looking statements” which are statements relating to future events, future financial performance, strategies, expectations, and competitive environment. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our future financial position, future revenue, prospects, plans and objectives of management, are forward-looking statements.
 Words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “forecast,” “may,” “should,” “could,” “project,”
 “looking ahead” and similar expressions, as well as statements in future tense, identify forward-looking statements. You should not read forward looking statements as a guarantee of future performance or results.
 They will not necessarily be accurate indications of whether or at what time such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief at that time with respect to future events. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to factors described under Item 1A, “Risk Factors” of the Company’s
 Annual Report on Form 10-K for the year ended July 28, 2012, and other risks outlined in the Company’s periodic filings with the Securities and Exchange Commission (“SEC”). The forward-looking statements in this presentation are expressly qualified in their entirety by this cautionary statement. Except as required by law, the
 Company may not update forward-looking statements even though its situation may change in the future.
 This presentation includes certain “Non-GAAP” financial measures as defined by SEC rules. We believe that the presentation of certain Non-GAAP financial measures provides information that is useful to investors because it allows for a more direct comparison of our performance for the period with our performance in the comparable prior-year periods. As required by the SEC, we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G slides included at the end of this presentation. We caution that Non-GAAP financial measures should be considered in addition to, but not as a substitute for, our reported GAAP results.

Positioned for strong equity returns

■ A leading supplier of specialty contracting services to
 telecommunication providers nationwide
■ Telecommunications networks fundamental to economic progress
■ Firm end market opportunities
 ➢ Wireless backhaul
 ➢ Rural fiber networks
 ➢ Fiber deployments to businesses
 ➢ Wireless network upgrades
 ➢ FTTx deployments
■ Increased market share as our customers consolidate vendor relationships and reward scale
■ Capital allocation strategy designed to produce strong equity returns

Nationwide Footprint and Significant
Resources
■ Headquartered in Palm Beach Gardens, Florida
■ Nationwide footprint
 } Operates in 48 states and in Canada
 } 31 operating subsidiaries and hundreds of field offices
■ Fiscal 2012 fourth quarter revenues of $318.0 million grew organically 9.0% year over year
■ Strong financial profile
 } Cash and equivalents $52.6 million at July 28, 2012
 } Availability on revolving credit agreement of $186.5 million at July 28, 2012
 } 7.125% Senior Subordinated Notes due 2021
■ Approximately 8,100 employees
Note: See “Regulation G Disclosure” slides for a reconciliation of GAAP to Non-GAAP financial measures.

Services Crucial to Customer Success
Engineering
Underground Facility Locating
Outside Plant & Equipment Installation
Premise Equipment Installation
Wireless Services

Telecommunications
85.0%
4.0%
11.0%
Electric and Gas Utilities and Other Construction and Maintenance
Underground Facility Locating

DYCOM INDUSTRIES INC.

Intensely Focused on
Telecommunications Market
Contract Revenue $318.0 million
Quarter Ended July 28, 2012

Quarterly GDP Change
U.S. Internet Protocol Traffic (Petabytes per Month)
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
2000
2002
2004
2006
2008
2010
2012E
2014E
GDP
Traffic

Strong Secular Trend
Sources: U.S. Telecom, The Broadband Association
 Cisco Visual Networking Index
 U.S. National Bureau of Economic Analysis
“When the stability of an entire economy depends on the speed, intelligence, quality of service, robustness and security of its Internet backbone, will a just good network be good enough?”
John Chambers, Chairman and CEO, Cisco, Inc.

Key Driver: Wireless Backhaul

Mobile Data Traffic Growth Relative to 2009
50X
40X
30X
20X
10X
0X
2009
2010
2011
2012E
2013E
2014E
Yankee Group
Coda Research
Cisco Systems, Inc.
Average

DYCOM INDUSTRIES INC.

“Our third key strategic initiative is investing in fiber builds to as many towers in our service area as economically feasible. This initiative supports anticipated long-term growth in data transport, much of which is driven by wireless data traffic. And expands our addressable customer footprint by enabling fiber access points to other strategic locations where viable, along these routes. During second quarter, we completed approximately 1,350 fiber builds. This is in line with expectations. And we continue to anticipate completing 4,000 to 5,000 builds in 2012, as fiber-to-the-tower construction continues to ramp up through the remainder of the year.
Glen Post III, CEO & President, CenturyLink, Inc. - August 2012
•Very attractive returns to our customers
•Telephone, cable and other companies aggressively deploying fiber to provide wireless backhaul services
•Continues to provide significant growth opportunities
Sources: FCC OBI Technical Paper 6,
Mobile Broadband: The Benefits of
Additional Spectrum

Key Driver: Rural Fiber Networks

The American Recovery and Reinvestment Act
(ARRA) provided the Department of Commerce’s
National Telecommunications and Information
Administration (NTIA) and the U.S. Department of
Agriculture’s Rural Utilities Service (RUS) with
$7.2 billion to expand broadband services in the
United States.
Cumulatively, total Federal expenditures have now exceeded $1.5 billion and have been matched by recipient funds of more than $660 million.
NTIA BTOP Quarterly Program Status Report - June 2012
•Demand has absorbed significant industry capacity
•Dycom currently working on dozens of projects in multiple states
•Meaningfully increased exposure to rural service providers

Key Driver: Fiber to Businesses

Charter
$0.6B
comcast
$1.8B
$1.5B
Time Warner Cable

2011 Business Services Revenue

Charter
comcast
$8.5B
$25.0B
$20.0B
Time Warner Cable

DYCOM INDUSTRIES INC.

$3.9 Billion
Addressable Business Services Market
$53.5 Billion
•Emerging as an industry battleground
•Multi-year cap-ex trajectory provides visible revenue opportunities
•Leverages Dycom’s existing cable engineering and construction resources
“…so give or take $700 million a year I think is the number for capital spending for business services. [….] That $700 million is powering a business that grew 40% the last several years and is on pace to be a couple billion dollar plus business a year from zero and we can go into the medium-
size and sell backhaul and Metro Ethernet businesses. So first answer is we would love to put more capital at the business services if we can continue to get 30% IRRs or whatever as we've been historically getting. It is a 50% margin business, fantastic.”
Brian Roberts, Chairman and CEO, Comcast Corporation - June 2012
Sources: Company Filings
 Company Transcripts

350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011E
2012E
2013E
2014E
US cell sites
US Towers

DYCOM INDUSTRIES INC.

Key Driver: Wireless Network Upgrades
“…We've had a volume surge that is hard to explain what's transpired.  The last five years we've had literally in the mobile Internet traffic going across our network it's been a 20,000 percent increase in traffic, and we're seeing no signs of that slowing anytime soon.  In fact, we're on a pace this year that it grows another 75 percent, and our current planning assumption is that that just continues for the next five years after this year.”
Randall Stephenson, CEO, AT&T- July 2012
•Wireless network spending increasing faster than overall spending
•Entered wireless market via NeoCom acquisition in December 2010 and is further expanding its wireless services to key customers
•Strong growth opportunities as industry migrates from 3G to 4G technologies
Sources: CTIA
 Collins Stewart, LLC

Cumulative Subscribers
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
2Q07 4Q07 2Q08 4Q08 2Q09 4Q09 2Q10 4Q10 2Q11 4Q11 2Q12
Verizon FiOS Video
AT&T U-Verse

Key Driver: FTTx Deployments
“…our Prism TV service represents a very compelling entertainment alternative to cable TV services in the eight markets where it is currently available. We remain focused on expanding our Prism TV enabled footprint and in driving additional subscriber growth in the months ahead.”
Glen Post III, CEO & President, CenturyLink, Inc. - May 2012
•A key competitive response by telephone companies to cable MSO’s
•CenturyLink just beginning scale deployments
•Dycom is leveraging prior, extensive FTTx experience with Verizon and AT&T
Sources: Company Filings

Dycom Headquarters
Subsidiary Headquarters

WHITE MOUNTAIN fiber optics cable CONSTRUCTION
ANSCO & ASSOCIATES
CableCom
Star Construction, LLC
tesinc
C-2 UTILITY CONTRACTORS, LLC
CCG COMMUNICATIONS CONSTRUCTION GROUP
RJE CANADA
POINT to POINT Communications, Inc.
Triple D Communications, LLC
CCLC
RJE TELECOM
NEOCOM
TCS
Locating Inc. underground utilities
CAVO
LCS LAMBERTS CABLE SPLICING COMPANY, LLC
NIELS FUGAL SONS CO.
Prince Telecom
UTILIQUEST
STS ENGINEERS CONTRACTORS
SCI
IVY H. SMITH CO.
Kanaan Communications
CSI
Globe Communications, LLC
UNDERGROUND USI
MIDTOWN EXPRESS
BROADBAND EXPRESS
CABLE CONNECTORS LLC
NICHOLS CONSTRUCTION CO. LLC
FREEDOM VALLEY COMMUNICATIONS

DYCOM INDUSTRIES INC.

Subsidiaries
Dycom’s Nationwide Presence
Local Credibility, National Capability

Focused on High Value Profitable Growth
■ Anticipating emerging technology trends which drive
 capital spending
■ Deliberately targeting high quality, long-term industry
 leaders which generate the vast majority of the
 industry’s profitable opportunities
■ Selectively acquiring businesses which complement
 our existing footprint and enhance our customer
 relationships
■ Leveraging our scale and expertise to expand margins
 through best practices

CenturyLink

at&t

comcast

verizon

windstream communications

Charter

TIME WARNER CABLE
THE POWER OF YOU™

frontier Communications

ERICSSON

CABLEVISION

23%
14%
13%
12%
12%
10%
7%
4%
2%
1%
1%
Time Warner Cable

Blue-chip, predominantly investment grade clients comprise the vast majority of revenue
Well Established Customers
Quarter Ended July 28, 2012
Customer Revenue Breakdown
Comcast
AT&T
CenturyLink
Verizon
Windstream
Charter
Ericcson
Other
Frontier
Cablevision

Revenue ($ in millions)

$300
$250
$200
$150
$100
$50
$-
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
AT&T
Comcast
CenturyLink
Verizon
Adelphia
Charter Comm
Time Warner Cable
Windstream

$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$579 68% 32%
$588 71% 29%
$842 72% 28%
$958 72% 28%
$995 67% 33%
$1,138 66% 34%
$1,230 67% 33%
$1,107 66% 34%
$989 66% 34%
$1,036 62% 38%
$1,201 60% 40%
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Top 5
All Other

DYCOM INDUSTRIES INC.

Durable Customer Relationships
For comparison purposes, when customers have been combined through acquisition or merger, their revenues have been combined for all periods.

Master Service Agreements
70%
10%
20%
Long-term contracts
Short-term contracts

- Generally exclusive requirement contracts

- **Long-term contracts** relate to specific projects with terms in excess of one year from the contract date
  - Dycom is party to numerous MSA's and other arrangements with customers that extend for periods of one or more years and generally has multiple agreements with each customer
- **Short-term contracts** relate to spot market requirements

DYCOM INDUSTRIES INC.

■ Master Service Agreements (MSA’s)
 } Multi-year, multi-million dollar
 arrangements covering thousands of
 individual work orders
■ Significant majority of contracts are based on
 units of delivery
Revenue By Contract Type
Quarter Ended July 28, 2012
Anchored by Long-Term Agreements

Robust Cash Flow - Investing for Growth
$841 million
Cash flow from operations
$238 million
provided by other financing and investing activities and beginning cash on hand
$347 million
Business
acquisitions
$436 million
Capital
expenditures,
net
$296 million
Share
repurchases
Cumulative Cash Flows Fiscal 2003 - Fiscal 2012
Note: Amounts hereon represent cumulative cash flow amounts for fiscal 2003 - fiscal 2012;
See “Regulation G Disclosure” a summary of amounts.
$1.079
Billion
Available
for
Investment

Capital Allocated to Maximize
Shareholder Returns
■ Organic growth, solid free cash flow and confidence in industry outlook promotes capital allocation strategy to further expand shareholder returns
■ Acquisitions of NeoCom Solutions and Communication Services in
 FY 2011 supplement organic growth and contribute to equity returns
■ Share repurchases of approximately 15% of outstanding shares during fiscal 2011 and fiscal 2012 creates incremental shareholder value and reduces equity claims on future earnings

Financial Update

■ Organic revenue growth of 9.0% during Q4-2012
■ Strong margins and earnings
■ Stable balance sheet
■   Solid cash flows and liquidity
■  Capital structure designed to produce strong equity returns
Financial Overview

Annual Organic Growth
20%
15%
10%
5%
0%
(5)%
(10)%
(15)%
(12.0)%
(10.5)%
2.0%
15.4%
FY2009
FY2010(a)
FY2011
FY2012

Quarterly Organic Growth
20%
15%
10%
5%
0%
(5)%
(10)%
1.0%
(1.6)%
2.7%
5.4%
15.2%
19.2%
17.3%
9.0%
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12

Annual Contract Revenues ($ in millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$1,107
$989
$1,036
$1,201
FY2009
FY2010(a)
FY2011
FY2012

Quarterly Contract Revenues ($ in millions)
$360
$300
$240
$180
$120
$60
$-
$262
$218
$252
$304
$320
$267
$296
$318
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12

Contract Revenue Growth
Growth within existing contracts and rural
broadband projects driving revenue increases
Quarterly results exhibit seasonal weather patterns
Organic growth trend since fiscal 2009
Six consecutive quarters of organic growth
Note: See “Regulation G Disclosure” slides for a reconciliation of GAAP to Non-GAAP financial measures.
(a)Fiscal 2010 includes an incremental week as the result of our 52/53 week fiscal year.

Annual EBITDA - Adjusted as a Percent of Revenue
15%
13%
11%
9%
7%
10.6%
8.7%
10.6%
11.3%
FY2009
FY2010
FY2011
FY2012

Annual EBITDA - Adjusted and Income (Loss) from Continuing Operations - Non-GAAP ($ in millions)
$160
$120
$80
$40
$0
$117.2
$85.8
$110.2
$135.5
$20.9
$6.8
$21.9
$39.4
FY2009
FY2010
FY2011
FY2012
EBITDA - Adjusted (Non-GAAP) (a)
Income from continuing operations - Non-GAAP(a)

DYCOM INDUSTRIES INC.

Margins and Earnings Expansion
Note: See “Regulation G Disclosure” slides for a reconciliation of GAAP to Non-GAAP financial measures.
(a)The amounts and percentages for EBITDA - Adjusted and amounts for Income from continuing operations -Non-
GAAP are Non-GAAP financial measures adjusted to exclude certain items.
Adjusted EBITDA expanding in
recent periods as a percentage
of revenue
Earnings growth from higher
revenues and tight cost controls

Cash Flow from Operations ($ in millions)
$140
$120
$100
$80
$60
$40
$20
$-
$126.6
$54.1
$43.9
$65.1
FY2009
FY2010
FY2011
FY2012

Capital Expenditures, net (a) ($ in millions)
$80
$60
$40
$20
$-
$25.3
$46.6
$49.2
$52.8
FY2009
FY2010
FY2011
FY2012

DYCOM INDUSTRIES INC.

Solid Cash Flow
(a) Capital expenditures are presented net of proceeds from the sale of assets.
Solid cash flows support growth
in operations
Targeted capital spending
supports organic growth and
fleet efficiency

July 30, 2011	July 28, 2012
	($ in millions)	
Cash and equivalents	$ 44.8	$ 52.6
Debt:		
7.125% Senior Subordinated Notes, due January 2021	$ 187.5	$ 187.5
Senior Credit Agreement, due June 2015	$ -	$ -
Capital Leases	$ 0.3	$ 0.1
Letters of Credit outstanding	$ 39.9	$ 38.5
Availability on $225 million Senior Credit Agreement	$ 156.9	$ 186.5

Net Debt - Non-GAAP and Ratio of Net Debt to EBITDA - Adjusted - Non-GAAP ($ in millions)
$160
$120
$80
$40
$-
1.5x
1.0x
0.5x
0.0x
$32.1
0.4x
$143.0
1.3x
$135.0
1.0x
FY2010
FY2011
FY2012
Net Debt
Net Debt to EBITDA-Adjusted (Non-GAAP) (a)

Strong Balance Sheet
Financial profile positioned to
address emerging industry
opportunities
■ Fiscal 2021 maturity of Senior
      Subordinated Notes
■ Over $239 million of liquidity from cash
      on hand and availability under Senior
      Credit agreement
■ Repurchased $2.0 million of common
      shares during Q4-12
Net debt declines from solid cash
flows in fiscal 2012
■  Ratio of Net Debt to EBITDA-Adjusted
 suitable for growth
Note: See “Regulation G Disclosure” slides for a reconciliation of GAAP to Non-GAAP financial measures.
(a)The ratio of Net debt to EBITDA-Adjusted is a Non-GAAP financial measure adjusted to exclude certain items.

Supplemental schedules
Regulation G Disclosures

Reconciliation of GAAP to Non-GAAP Measures
Calculation of Organic Growth (Decline) % (excluding revenues from storm restoration services and businesses acquired)
($ in millions)

		NON-GAAP ADJUSTMENTS					Organic Growth (Decline) % (excluding revenues from storm restoration services and businesses acquired) (a)	
	GAAP Contract Revenues	Revenues from business acquired (b)	Revenues from storm restoration services	Adjustment for extra week as a result of 52/53 week fiscal year (b)	Total Adjustment	NON-GAAP Contract Revenues	GAAP	NON-GAAP
FY 2012	$ 1,201.1	$ (54.5)	$ (6.0)	$ -	$ (60.5)	$ 1,140.6	16.0%	15.4%
FY 2011	$ 1,035.9	$ (33.8)	$ (14.1)	$ -	$ (47.8)	$ 988.1		
FY 2011	$ 1,035.9	$ (33.8)	$ (14.1)	$ -	$ (47.8)	$ 988.1	4.8%	2.0%
FY 2010	$ 988.6	$ -	$ -	$ (20.1)	$ (20.1)	$ 968.5		
FY 2010	$ 988.6	$ -	$ -	$ (20.1)	$ (20.1)	$ 968.5	(10.7)%	(10.5)%
FY 2009	$ 1,106.9	$ -	$ (24.3)	$ -	$ (24.3)	$ 1,082.6		
FY 2009	$ 1,106.9	$ -	$ (24.3)	$ -	$ (24.3)	$ 1,082.6	(10.0)%	(12.0)%
FY 2008	$ 1,230.0	$ -	$ -	$ -	$ -	$ 1,230.0		

DYCOM INDUSTRIES INC.

Regulation G Disclosure
(a) Year-over-year growth percentage is calculated as follows: (i) revenues in the current twelve month period less (ii) revenues in the comparative prior twelve month period;
 divided by (ii) revenues in the comparative prior twelve month period.
(b) Non-GAAP adjustments in FY 2010 reflect adjustments in Q4-10 result from the Company’s 52/53 week fiscal year of $20.1 million. The Q4-10 Non-GAAP adjustments reflect the impact of the additional week in Q4-10 and are calculated by dividing contract revenues by 14 weeks. The result, representing one week of contract revenues, is subtracted from the GAAP-contract revenues to calculate 13 weeks of revenue for Q4-10 on a Non-GAAP basis for comparison purposes.
Amounts may not foot due to rounding.

Regulation G Disclosure

Reconciliation of GAAP to Non-GAAP Measures

($ in millions)

The table below reconciles GAAP revenue growth to Non-GAAP organic revenue growth (revenue growth excluding revenues from storm restoration services and businesses acquired).

	GAAP Contract Revenues	NON-GAAP ADJUSTMENTS	NON-GAAP Contract Revenues	Revenue Growth (Decline) % (a) GAAP	Revenue Growth (Decline) % (a) NON-GAAP (Organic)
Q4-12 Organic Growth:					
Q4-12	$ 318.0	$ (2.3)	$ 315.8	4.7%	9.0% (b)
Q4-11	$ 303.7	$ (14.1)	$ 289.7		
Prior Quarters Organic Growth:					
Q3-12	$ 296.1	$ -	$ 296.1	17.3% (c)	17.3% (c)
Q2-12	$ 267.4	$ (13.6) (d)	$ 253.8	22.5%	19.2%
Q1-12	$ 319.6	$ (18.2) (d)	$ 301.4	22.2%	15.2%
Q4-11	$ 303.7	$ (28.2) (d)	$ 275.5	7.9%	5.4%
Q3-11	$ 252.4	$ (14.4) (d)	$ 238.0	8.9%	2.7%
Q2-11	$ 218.2	$ (5.3) (d)	$ 212.9	0.9%	(1.6)%
Q1-11	$ 261.6	$ -	$ 261.6	1.0% (c)	1.0% (c)
Q4-10	$ 281.5	$ (20.1) (d)	$ 261.4		
Q3-10	$ 231.6	$ -	$ 231.6		
Q2-10	$ 216.3	$ -	$ 216.3		
Q1-10	$ 259.1	$ -	$ 259.1		

DYCOM INDUSTRIES INC.

(a) Year-over-year growth (decline) percentage is calculated as follows: (i) revenues in the quarterly period less (ii) revenues in the comparative prior year quarter period;
divided by (ii) revenues in the comparative prior year quarter period.
(b) Q4-12 organic growth excludes storm restoration revenues of $2.3 million in Q4-12 and $14.1 million in Q4-11.
(c) For Q3-12, GAAP and Non-GAAP revenue growth percentages are the same as revenues from business acquired in 2011 were included for the full quarter in each period and there were no other Non-GAAP adjustments in either period. For Q1-11, GAAP and Non-GAAP revenue growth percentages are the same as there were no Non-GAAP adjustments in either period.
(d) Non-GAAP adjustments in Q2-12, Q3-11 and Q2-11 reflect revenues from businesses acquired during Q2-11. Non-GAAP adjustments in Q1-12 reflect storm restoration revenues ($3.7 million) and revenues from businesses acquired during Q2-11 ($14.5 million). Non-GAAP adjustments in Q4-11 for fiscal 2011 fourth quarter year-over-year organic growth reflects storm restoration revenues ($14.1 million) and revenues from businesses acquired during Q2-11 ($14.1 million). Non-GAAP adjustments in Q4-10 result from the Company’s 52/53 week fiscal year. The Q4-10 Non-GAAP adjustments reflect the impact of the additional week in Q4-10 and are calculated by dividing contract revenues by 14 weeks. The result, representing one week of contract revenues, is subtracted from the GAAP-contract revenues to calculate 13 weeks of revenue for Q4-10 on a Non-GAAP basis for comparison purposes. Non-GAAP adjustments in Q3-09, Q2-09, and Q1-09 reflect storm restoration revenues recognized during those periods.
Amounts may not foot due to rounding.

Reconciliation of GAAP to Non-GAAP measures ($ in millions) (amounts may not add due to rounding)	Fiscal 2009	Fiscal 2010	Fiscal 2011	Fiscal 2012
Adjusting Items:				
(Loss) gain on debt extinguishment, net	$ (3.0)	$ -	$ 8.3	$ -
Charges for wage and hour litigation	-	1.6	0.6	-
Reversal of certain income tax related liabilities	(1.4)	(1.0)	-	-
Valuation allowance on deferred tax asset	-	1.1	-	-
Acquisition related costs	-	-	0.2	-
Pre tax effect of Adjusting Items	$ 91.7	$ 1.6	9.1	-
After tax effect of Adjusting Items	$ 74.0	$ 0.9	5.8	-
Reconciliation of Net Income (GAAP) to EBITDA- Adjusted (Non-GAAP)				
Net income (loss) (GAAP)	$ (53.2)	$ 5.8	$ 16.1	$ 39.4
Provision (benefit) for income taxes	(1.4)	4.9	12.4	25.2
Pre-tax income (loss) from continuing operations	(54.5)	10.7	28.5	64.6
Interest expense (income), net	14.5	14.2	15.9	16.7
Depreciation	58.6	57.2	55.8	56.2
Amortization	6.8	6.4	6.7	6.5
EBITDA	25.4	88.5	106.9	144.0
Gain on sale of fixed assets	(3.9)	(7.7)	(10.2)	(15.4)
Stock-based compensation expense	3.9	3.4	4.4	7.0
Pre-tax effect of Adjusting Items (from above) (a)	92.0	1.6	9.1	-
EBITDA - Adjusted (Non-GAAP)	$ 117.2	$ 85.8	$ 110.2	$ 135.5

(a) Amounts exclude items already added back into the calculation of EBITDA

Reconciliation of Income from continuing operations, net of tax (GAAP), to income from continuing operations, net of tax - Adjusted (Non-GAAP)	Fiscal 2009	Fiscal 2010	Fiscal 2011	Fiscal 2012
Income (loss) from continuing operations, net of tax	$ (53.1)	$ 5.8	$ 16.1	$ 39.4
Adjusting Items from above, after tax	74.0	0.9	5.8	-
Income from continuing operations - Adjusted (Non-GAAP)	$ 20.9	$ 6.8	$ 21.9	$ 39.4
Current and long-term debt	$ 136.3	$ 135.4	$ 187.8	$ 187.6
less: Cash and equivalents	104.7	103.3	44.8	52.6
Net Debt (Cash)	$ 31.6	$ 32.1	$ 143.0	$ 135.0
Trailing 4 Qtr EBITDA -Adjusted (Non-GAAP)	$ 117.2	$ 85.8	$ 110.2	$ 135.5
Ratio of Net Debt (Cash) to EBITDA - Adjusted (Non-GAAP)	0.3x	0.4x	1.3x	1.0x
Ratio of Net Debt (Cash) to EBITDA	1.2x	0.4x	1.3x	0.9x

Total contract revenues	$ 1,106.9	$ 988.6	$ 1,035.9	$ 1,201.1
EBITDA (from above) as a percentage of contract revenues	2.3%	9.0%	10.3%	12.0%
EBITDA - Adjusted (Non-GAAP) (from above) as a percentage of contract revenues	10.6%	8.7%	10.6%	11.3%

DYCOM INDUSTRIES INC.

Regulation G Disclosure
The below table presents the Non-GAAP financial measures of EBITDA and Adjusted EBITDA for the respective periods. EBITDA and Adjusted EBITDA are Non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission.  The Company defines EBITDA as earnings before interest, taxes, depreciation and amortization, and defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense and Adjusting items.  The Company believes these Non-GAAP financial measures provide information that is useful to the Company’s investors. The Company believes that this information is helpful in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionate positive or negative impact on the
Company’s results of operations in any particular period. Additionally, the Company uses these Non-GAAP financial measures to evaluate its past performance and prospects for future performance.   EBITDA and Adjusted EBITDA
are not recognized terms under GAAP and do not purport to be an alternative to net income, operating cash flows, or a measure of earnings. Because all companies do not use identical calculations, this presentation of Non-GAAP financial measures may not be comparable to other similarly titled measures of other companies.  These tables present a reconciliation of EBITDA and Adjusted EBITDA to the most directly comparable GAAP measure.

Calculation of Cumulative Cash Flows Fiscal 2002 through Fiscal 2012
($ in millions)

	Net Cash Provided by Operating Activities	Capital Expenditures, Net of Proceeds from Asset Sales (a)	Cash Paid for Acquisitions, net of cash acquired	Repurchases of Common Stock	Other Financing Activities (b)	Other Investing Activities (c)	Total Other Financing and Investing Activities
FY-12	$ 65.1	$ (52.8)	$ -	$ (13.0)	$ 7.6	$ 0.9	$ 8.5
FY-11	43.9	(49.2)	(36.5)	(64.5)	47.5	0.2	47.7
FY-10	54.1	(46.6)	-	(4.5)	(4.4)	-	(4.4)
FY-09	126.6	(25.3)	-	(2.9)	(15.7)	(0.1)	(15.8)
FY-08	104.3	(62.3)	0.5	(25.2)	(13.8)	(0.3)	(14.1)
FY-07	108.5	(62.3)	(61.8)	-	7.7	(0.4)	7.3
FY-06	102.3	(47.3)	(65.4)	(186.2)	141.2	(0.3)	140.9
FY-05	87.4	(48.4)	(8.5)	-	(1.8)	22.9	21.1
FY-04	124.2	(28.6)	(175.2)	-	1.3	35.0	36.3
FY-03	25.0	(13.2)	-	-	1.7	18.3	20.0
Cumulative	$ 841.4	$ (436.1)	$ (346.9)	$ (296.3)	$ 171.2	$ 76.4	$ 247.6

Cash at July 27, 2002	$ 42.9
Cash at July 28, 2012	52.6
Difference representing beginning cash used during the period	$ (9.7)
Total amount provided by Other Financing and Investing Activities and beginning cash on hand	$ 237.9

(a) Capital expenditures, net of proceeds from asset sales represents capital expenditures less proceeds from sale of assets.

(b) Other financing activities represents net cash provided by (used in) financing activities less repurchases of common stock.

(c) Other investing activities represents net cash provided by (used in) investing activities less capital expenditures, net of proceeds from asset sales and less cash paid for acquisitions, net of cash acquired.

DYCOM INDUSTRIES INC.

Regulation G Disclosure

D.A. Davidson
11th Annual Engineering &
Construction Conference
September 11, 2012